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                                                    Page 13
                                     Exhibit 10(iii)A(a)(i)
STATE OF GEORGIA
FULTON COUNTY

                      A G R E E M E N T

     THIS  AGREEMENT, made and entered into  effective  the

4th  day of January, 1993, by and between Wachovia Bank  of

Georgia,  N.A.  (hereinafter "Wachovia"), National  Service

Industries, Inc. (hereinafter "NSI"), and D. Raymond Riddle

(hereinafter "Riddle");


           W * I * T * N * E * S * S * E * T * H:


     Riddle,  an  employee of Wachovia, is  the  owner  and

insured  of  two split-dollar life insurance policies  with

National Life of Vermont as the insurer, specifically,  (1)

life  insurance policy number 1648109, issued  November  1,

1978,  in  the  face  amount  of  $456,000,  and  (2)  life

insurance  policy number 1726458, issued  March  14,  1981,

with  a  face  amount of $369,000 (hereinafter "the  Split

Dollar Policies").  Wachovia and Mr. Riddle's designees are

beneficiaries of these Policies.

     Pursuant to these Split-Dollar Policies and agreements

entered  into  by and between Riddle and Wachovia  (or  its

successors  in  interest  and/or  successor  affiliates  in

interest)  certain premium payments have been made  on  the

Split-Dollar   Policies   by  Riddle   and   by   Wachovia,

respectively.    Riddle   and  Wachovia   have   previously

contracted and agreed that upon Riddle's death, or Riddle's

termination of employment with

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Page 14
                                     Exhibit 10(iii)A(a)(i)





Wachovia,  or when Riddle retires from Wachovia,  whichever

of these events shall first occur (hereinafter collectively

referred to as the "termination date"), Riddle would  repay

to  Wachovia  an  amount equal to the  cumulative  premiums

actually  paid by Wachovia on his behalf over the  life  of

the   Split-Dollar   Policies  to  the   termination   date

(hereinafter "Payment Due Wachovia"); and

     Riddle,  by  and  with the consent  of  Wachovia,  has

decided to retire from Wachovia on or about January 6, 1993

and  to  enter the employment of NSI on or about that  date

and  has  requested that from the date of  his  termination

with  Wachovia,  that  NSI pay the employer  share  of  the

premiums of the Split-Dollar Policies set forth above until

the   earlier  of  (1)  Riddle's  death,  or  (2)  Riddle's

retirement  from NSI, or (3) the date that  Riddle  attains

the   age   of  65,  whichever  event  shall  first   occur

(hereinafter  referred  to  as  the  "Extended  Termination

Date");  and  Riddle has requested that he  be  allowed  to

delay   the   Payment  Due  Wachovia  until  the   Extended

Termination Date.

     WHEREAS, Wachovia and NSI have considered the  request

made  by  Mr. Riddle, as set forth herein, and for valuable

consideration  by  Riddle, NSI and  Wachovia,  the  receipt

whereof  is hereby acknowledged, Riddle, NSI and  Wachovia,

do hereby agree and contract as follows:

     (1)   NSI  agrees that beginning January 6,  1993,  it

will pay the employer's contribution on the premiums of the

Split-Dollar Policies issued by National Life of Vermont on

the  life of Raymond Riddle, and NSI shall continue to make

such  payments until the Extended Termination Date.   These

payments shall be made by NSI directly to


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                                                    Page 15
                                     Exhibit 10(iii)A(a)(i)
National  Life  of Vermont.  A schedule of  those  proposed

payments is attached.

     (2)   Riddle  agrees  that he will  continue  to  make

payments  of  the employee contribution on the premiums  of

the  Split-Dollar  Policies until the Extended  Termination

Date.   These payments shall be made by Riddle directly  to

National  Life  of Vermont.  A schedule of  those  proposed

payments is attached.

     (3)  Wachovia agrees that in light of NSI's assumption

of  the  employer contribution payments under these  Split

Dollar  Policies as set forth above, beginning  January  6,

1993,  Wachovia hereby extends the date upon  which  Riddle

must pay the Payment Due Wachovia from the termination date

to   the   Extended  Termination  Date.   On  the  Extended

Termination  Date,  Wachovia, NSI, and  Riddle  agree  that

Riddle  (or  his heirs, executors, beneficiaries,  personal

representatives, and assigns) will pay Wachovia  an  amount

equal  to  the Payment Due Wachovia as defined herein,  for

that  period of time through and including January 6, 1993,

and  Riddle  will  pay  to  NSI  an  amount  equal  to  the

cumulative Split-Dollar Policies premiums actually paid  by

NSI  on  Riddle's  behalf  from  January  6,  1993  to  and

including  the  Extended Termination  Date.   Such  payment

shall  be made by official check or certified funds.   Upon

receipt  of these funds by both Wachovia and NSI,  Wachovia

and  NSI will execute an appropriate release of any rights,

liens, or further interests that one or both of may hold in

the Split-Dollar Policies.

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Page 16

                                     Exhibit 10(iii)A(a)(i)

     (5)  All parties to this Agreement do hereby covenant

and consent that they will individually execute all

documents, if any, required by National Life of Vermont in

order to effect the provisions of this Agreement.  Wachovia

further agrees that any collateral assignments which it now

holds on the Split-Dollar Policies will also be held by

Wachovia  for  and  on behalf of NSI as its  interests,  as

established by this Agreement, may appear.

      (6)  Except  as specifically agreed to  and  amended

herein, any and all obligations between Wachovia and Riddle

previously entered into regarding the Split-Dollar Policies

shall remain in full force and effect.

     (7)    This  Agreement  is  binding  upon  the  heirs,

beneficiaries,  executors,  personal  representatives   and

assigns of Riddle.

     (8)   This  Agreement shall be governed and  construed

pursuant to the laws of the State of Georgia.

     (9)     This   Agreement   constitutes   the    entire

understanding of the parties hereto.

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                                     Page 17 Exhibit

                                     10(iii)A(a)(i)

   IN WITNESS WHEREOF, the undersigned have executed this instrument on the date and in the year set forth below.




  ATTEST:                    WACHOVIA BANK OF GEORGIA, N.A.

/S/ Michael E. Ray           By: /S/ Thomas Boland
      Secretary              Title: Vice Chairman
ATTEST:                      NATIONAL SERVICE INDUSTRIES, INC.

/S/ Kenyon W. Murphy         By: /S/ Erwin Zaban
      Secretary              Title: Erwin Zaban, Chairman,
                             President,and Chief Executive Officer


                             /S/ D. Raymond Riddle
                             D. RAYMOND RIDDLE

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Page 18

                                  Exhibit 10(iii)A(a)(i)

STATE OF GEORGIA
COUNTY OF FULTON
    I, the undersigned, a Notary Public in and for the above state and county, do hereby certify that MICHAEL
E. RAY personally appeared before me this date and acknowledged that he is the Secretary of Wachovia Bank of Georgia, N.A., a national banking association, that the statements set forth in the foregoing instrument are true and correct, and that he signed the same as his free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.



    Subscribed and sworn to before me this 4th day of
January, 1993.
                         /S/ Jill D. Trowler
                         Notary Public
[SEAL]
                         My commission expires:
                         January 28, 1996




STATE OF GEORGIA
COUNTY OF FULTON
 I, the undersigned, a Notary Public in and for the above state and county, do hereby certify that KENYON
W. MURPHY personally appeared before me this date and acknowledged that he is the Secretary of National
Service Industries, Inc., a corporation organized under the laws of the State of Delaware, that the statements set forth in the foregoing instrument are true and correct, and that he signed the same as his free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.


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                                   Page 19 Exhibit
                                   10(iii)A(a)(i)
  Subscribed and sworn to before me this 4th day of January, 1993.



                         /S/ Carol Sowell
                         Notary Public
[SEAL]
                         My commission expires:
                         January 5, 1993








STATE OF GEORGIA
COUNTY OF FULTON
 I, the undersigned, a Notary Public in and for the above state and county, do hereby certify that D.
RAYMOND RIDDLE personally appeared before me this date and acknowledged that the statements set forth in the foregoing instrument are true and correct, and that he signed the same as his free and voluntary act for the uses and purposes therein set forth.


  Subscribed and sworn to before me this 4th day of January, 1993.

                         /S/ Carol Sowell
                         Notary Public
[SEAL]
                         My commission expires
                         January 5, 1993





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Page 20
                                    Exhibit 10(iii)A(a)(i)

       Schedule of Premium Payments for Split-Dollar
      Life Insurance Policy Numbers 1648109 and
      1726548
        ____________________________________________


       Policy 1648109              Policy 1726458

Year      Employee    Employer     Employee  Employer
          Share       Share        Share     Share

1993      $1,988      $16,816      $1,065    $15,737

1994      $2,256      $16,548      $1,235    $15,567

1995      $2,590      $16,214      $1,486    $15,316

1996      $2,962      $15,842      $1,612    $15,190

1997      $3,604      $15,200      $1,850    $14,952

1998      $   0       $    0       $2,265    $14,537